UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2015

Lancaster Colony Corporation
(Exact name of registrant as specified in its charter)

Ohio	000-04065	13-1955943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 West Broad Street Columbus, Ohio		43215
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	614-224-7141

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition
On October 29, 2015, Lancaster Colony Corporation (the “Company”) issued a press release announcing its results for the three months ended September 30, 2015. The press release is attached as Exhibit 99.1.
Item 8.01    Other Events.
The Description of Common Stock set forth in Exhibit 99.2 is being filed for the purpose of providing an updated description of the common stock of the Company. The Description of Common Stock set forth in Exhibit 99.2 is incorporated herein by reference, modifies and supersedes any prior description of the common stock of the Company in any registration statement or report filed with the Securities and Exchange Commission (the “Commission”) and will be available for incorporation by reference into certain of the Company’s filings with the Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and forms promulgated thereunder.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits:

99.1	Press Release dated October 29, 2015

99.2	Description of Common Stock

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LANCASTER COLONY CORPORATION
(Registrant)

Date: October 29, 2015	By: /s/DOUGLAS A. FELL
Douglas A. Fell
Treasurer, Vice President,
Assistant Secretary and
Chief Financial Officer
(Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description	Located at
99.1	Press Release dated October 29, 2015	Filed herewith
99.2	Description of Common Stock	Filed herewith